UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 24, 2007

SourceForge, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46939 Bayside Parkway
Fremont, California 94538
(Address of principal executive offices, including zip code)

(510) 687-7000
(Registrant’s telephone number, including area code)

VA Software Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 24, 2007, VA Software Corporation, now SourceForge, Inc. (the “Company”), issued a press release announcing its financial results for the third quarter of its 2007 fiscal year, which ended April 30, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(i) Effective May 24, 2007, the Company changed its name from VA Software Corporation to SourceForge, Inc. Pursuant to Section 253 of the Delaware General Corporation Law, the name change was effected by the merger of OSTG, Inc., a wholly-owned subsidiary of the Company, with and into the Company (the “Merger”) and the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware on May 22, 2007. The Merger became effective on May 24, 2007. A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.1.

This name change did not require stockholder approval and outstanding stock certificates of the Company are not affected by the change in name and need not be exchanged as they continue to be valid.

The registrant’s common stock continues to trade on the NASDAQ Global Market under the symbol “LNUX” and has been assigned the new CUSIP number 83616W 101.

(ii) On May 22, 2007, the Company’s Board of Directors approved an amendment and restatement of the Company's bylaws (the “Bylaws” and as amended and restated, the “Amended Bylaws”), effective as of the effective time of the Merger, in order to reflect the change of the Company’s name from VA Software Corporation to SourceForge, Inc. The Amended Bylaws became effective on May 24, 2007, upon the effectiveness of the Merger. A copy of the Amended Bylaws is attached hereto as Exhibit 3.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

EXHIBIT	DESCRIPTION
NUMBER

3.1	Certificate of Ownership and Merger of SourceForge, Inc. into VA Software Corporation dated May 22, 2007.

3.2	Amended and Restated Bylaws of SourceForge, Inc.

99.1	Press Release issued by SourceForge, Inc. entitled “SourceForge Reports Third Quarter Fiscal 2007 Results” and dated May 24, 2007. *

99.2	Press Release issued by SourceForge, Inc. entitled “VA Software Corporation Announces Name Change To SourceForge, Inc.” and dated May 24, 2007.

*This exhibit is furnished to, but not filed with, the Securities and Exchange Commission by inclusion herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VA SOFTWARE CORPORATION a Delaware corporation

By:	/s/ Patricia S. Morris
Patricia S. Morris Senior Vice President and Chief Financial Officer

Date: May 24, 2007

EXHIBIT INDEX
Exhibit Number	Description

3.1	Certificate of Ownership and Merger of SourceForge, Inc. into VA Software Corporation dated May 22, 2007.

3.2	Amended and Restated Bylaws of SourceForge, Inc.

99.1	Press Release issued by SourceForge, Inc. entitled “SourceForge Reports Third Quarter Fiscal 2007 Results” and dated May 24, 2007.

99.2	Press Release issued by SourceForge, Inc. entitled “VA Software Corporation Announces Name Change To SourceForge, Inc.” and dated May 24, 2007.